 United states

 SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

ETHAN ALLEN INTERIORS INC.

 (Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN Report

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in item 5.07 of this Current Report on Form 8-K, at the November 24, 2015 Annual Meeting of Shareholders (the “Annual Meeting”) held by Ethan Allen Interiors Inc (the “Company”) in Danbury, CT, the Company’s stockholders voted on the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation. The amendment was approved by the requisite voting percentages of stockholders.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, according to the report produced by the independent inspector of elections, IVS Associates, Inc, (“IVS”), there were 26,837,199 shares of the company’s common stock, par value $0.01 per share, represented in person or by proxy, which constituted a quorum based on a total outstanding of 28,414,297 shares as of the record date for the Annual Meeting. On December 1, 2015, the final voting report was produced by IVS certifying the voting results.

             (a)        The voting results, as reported by IVS, for the election of seven directors to the company’s board of directors serving for a one-year term expiring 2016 are as follows:

Directors	For	Withheld
M. Farooq Kathwari	15,832,466	78,623
James B. Carlson	14,685,899	1,225,190
Clinton A. Clark	14,309,599	1,601,490
John J. Dooner, Jr.	15,859,730	51,359
Domenick J. Esposito	15,859,407	51,682
James W. Schmotter	14,219,572	1,691,517
Tara I. Stacom	15,859,436	51,653
Edward Glickman	8,426,676	2,305,389
Kathy Herbert	4,439,914	5,716,313
Richard Mansouri	8,763,602	1,968,463
Annelise Osborne	3,014,228	7,141,999
Ken Pilot	10,347,669	384,396
Alexander Wolf	3,013,717	7,142,510

 Broker Non-Vote 194,045 shares for each Director.

(b)       The voting results, as reported by IVS, regarding ratifying the appointment of KPMG LLP as Ethan Allen’s independent registered public accounting firm for the fiscal year ending June 30, 2016, are as follows:

For	Against	Abstain
26,743,655	57,081	36,463

(c)       The voting results, as reported by IVS, regarding approval, by non-binding advisory vote, of executive compensation of our Named Executive Officers are as follows:

For	Against	Abstain
21,369,334	5,220,725	53,095

 Broker Non-Vote 194,045 shares

(d)       The voting results, as reported by IVS, regarding approval of the adoption of the Ethan Allen Interiors Inc. Stock Incentive Plan, are as follows:

For	Against	Abstain
24,798,040	1,811,312	33,802

 Broker Non-Vote 194,045 shares

(e)       The voting results, as reported by IVS, regarding approval of the incentive performance components of an Employment Agreement with M. Farooq Kathwari for purposes of tax deductibility, are as follows:

For	Against	Abstain
22,779,730	3,826,146	37,278

 Broker Non-Vote 194,045 shares

(f)       The voting results, as reported by IVS, regarding approval of an amendment to the Ethan Allen Interiors Inc. Amended and Restated Certificate of Incorporation to delete Article Fifth and eliminate the requirement that Business Combinations be approved by a majority of the Continuing Directors, are as follows:

For	Against	Abstain
26,295,416	300,094	47,644

 Broker Non-Vote 194,045 shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

Date: December 1, 2015	By:	/s/ Eric D. Koster
Eric D. Koster
Vice President, General Counsel & Secretary